UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

Knowles Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1151 Maplewood Drive, Itasca, IL
(Address of Principal Executive Offices)

60143
(Zip Code)
Registrant's telephone number, including area code: (630) 250-5100
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2023, Knowles Corporation, a Delaware corporation (the "Company"), entered into a Purchase and Sale Agreement (the "Purchase Agreement") with Knowles Capital Holdings, Inc., a wholly-owned subsidiary of the Company, Knowles Intermediate PD Holdings, LLC, a wholly-owned subsidiary of the Company, Cornell Dubilier Electronics, Inc., a Delaware corporation ("CDE"), CD Aero, LLC ("CDA"), Kaplan Electronics, Inc. ("Kaplan"), the parties listed as "Shareholders" on the signature pages attached thereto, James P. Kaplan, in his capacity as sellers' representative, and the parties listed as "Guarantors" on the signature pages attached thereto.

Pursuant to the Purchase Agreement, the Company or a subsidiary will acquire (i) all of the issued and outstanding shares of Kaplan and (ii) certain assets of CDE and CDA (collectively, the "Acquisition") for aggregate consideration of $263 million, consisting of a $140 million cash payment at closing and an interest-free seller note of $123 million, with $50 million maturing one year from closing of the Acquisition and the remaining $73 million maturing two years from closing of the Acquisition, secured by certain assets (including equity interest) acquired in connection with the Acquisition.

The Purchase Agreement provides for customary representations, warranties and covenants. Closing under the Purchase Agreement is subject to conditions, including, but not limited to, (i) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (ii) the absence of any law or order issued by any court or governmental authority preventing consummation of the transactions contemplated by the Purchase Agreement; (iii) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Purchase Agreement; (iv) procurement of an insurance policy with respect to the representations and warranties of sellers in the Purchase Agreement; and (v) the absence of a Material Adverse Effect (as defined in the Purchase Agreement) since the date of the Purchase Agreement.

The Purchase Agreement also contains certain termination rights for each party, including the right of each party to terminate the Purchase Agreement on or after December 15, 2023 if the closing of the Acquisition has not occurred by that date, subject to the right to extend such date to March 15, 2024 in certain circumstances. The Acquisition is anticipated to close in the fourth quarter of 2023, subject to regulatory approvals and the satisfaction of the other closing conditions.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 10.1.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements, including those statements relating to the Company's expectations regarding the Acquisition, plans and objectives of management for future operations and other statements that do not directly relate to any historical or current fact which are "forward-looking" statements within the meaning of the safe harbor provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. The words "expect," "estimate," "budget," "continue," "intend," "will," and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The matters discussed in these forward-looking statements are based on current plans, expectations, forecasts and assumptions and are subject to risks, uncertainties and other factors that could cause actual outcomes or results to differ materially from those projected, anticipated or implied in these forward-looking statements. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will be achieved or accomplished. Many factors that could cause actual results or events to differ materially from those anticipated include those matters described under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, subsequent Reports on Forms 10-Q and 8-K and our other filings the Company makes with the U.S. Securities and Exchange Commission, as well as the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the possibility that various closing conditions for the Acquisition may not be satisfied or waived; the possibility of a failure to obtain, delays in obtaining or adverse conditions contained in regulatory or other required approvals; the failure of the Acquisition to close for any other reason; the amount of fees and expenses related to the Acquisition; the ability to achieve projected financial results;

the risk that the anticipated benefits and synergies from the Acquisition may not be fully realized or may take longer to realize than expected; the effects of disruption from the Acquisition making it more difficult for the Company to maintain relationships with employees (including potential difficulties in employee retention), collaboration parties, other business partners or governmental entities; other business effects, including the effects of industrial, economic or political conditions outside of the Company's control; and changes in economic, competitive, strategic, technological, regulatory or other factors that affect the operation of the Company's businesses. Any forward-looking statement speaks of as of the date on which it is made and the Company does not assume any obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise, except as required by applicable law. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:
Exhibit Number	Description

10.1
Purchase and Sale Agreement, dated September 15, 2023, among Knowles Corporation, Knowles Capital Holdings, Inc., Knowles Intermediate PD Holdings, LLC, Cornell Dubilier Electronics, Inc., CD Aero, LLC, Kaplan Electronics, Inc., and the Sellers' Representative, Shareholders, and Guarantors party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date:September 20, 2023	By: /s/ Robert J. Perna
Robert J. Perna
Senior Vice President, General Counsel & Secretary